UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02349

Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	September 30,

Date of reporting period:	September 30, 2016

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, Texas 77845

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Adviser/Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley Income Securities Inc.
NYSE: ICB

Annual Report

September 30, 2016

ICBANN
1629332 EXP. 11.30.17

Morgan Stanley Income Securities Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Portfolio of Investments	8
Statement of Assets and Liabilities	19
Statement of Operations	19
Statements of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	37
Investment Advisory Agreement Approval	38
Shareholders Voting Results	41
Portfolio Management	42
Investment Policy	43
Dividend Reinvestment Plan	50
Privacy Notice	53
Director and Officer Information	58

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Income Securities Inc. (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report (unaudited)

For the year ended September 30, 2016

Market Conditions

Concerns about global growth, monetary policy, the U.K. referendum, and commodities kept markets volatile during the period. The market traded well in the fourth quarter of 2015; however, asset prices suffered in the first quarter of 2016, as risk premia rose on commodity concerns. A rally over the last two quarters of 2016 has erased much of the rise in yields (as bond prices move inversely to yields).

June marked the occurrence of a risk event that captured market attention, as the unexpected outcome of the U.K. referendum vote resulted in high volatility in the days following its conclusion. Asset prices quickly recovered, however, as strong demand for credit mitigated the potential negatives of the referendum outcome on the credit markets. The third quarter saw a return to focus on central bank policy, as Federal Open Market Committee (FOMC) members' median expectations projected one hike for 2016 at their September meeting. This suggests that a move in December is likely. The September meeting also confirmed that rate hikes will likely occur at a slow pace, which should mitigate potential market volatility. This return to the pre-Brexit market pattern led to strong performance by most financial assets during the third quarter 2016.

Over the 12-month reporting period, the Treasury yields fell and the yield curve flattened. With lower growth globally as well as diminished expectations for economic growth and inflation, intermediate and long rates rallied over the period. Specifically, the 5-, 10- and 30-year Treasury yields ended 24, 44 and 54 basis points lower, respectively.1 U.S. 2-year Treasury yields ended the period higher, up 13 basis points.

While quite volatile intra-period, credit spreads ended the period tighter. The corporate sector as a whole was 31 basis points tighter over the 12-month period.2 In aggregate, BBB corporate spreads contracted 47 basis points, while single A corporate spreads were 20 basis points tighter.2 Non-financials outperformed financials, with industrials spreads narrowing 44 basis points and financials tightening 8 basis points.2

Performance Analysis

The net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) increased from $19.10 per share on September 30, 2015, to $19.73 per share on September 30, 2016. Based on the NAV change plus reinvestment of dividends and distributions totaling approximately $1.13 per share, the Fund's total NAV return for the 12-month period was 10.11 percent. ICB's value on the New York Stock Exchange (NYSE) moved from $17.38 per share on September 30, 2015, to $18.92 per share on September 30, 2016. Based on this change plus reinvestment of dividends and distributions the Fund's total market return for the 12-month period was 16.04 percent. ICB's NYSE market price was at a 4.1 percent discount to its NAV on September 30, 2016. Past performance is no guarantee of future results.

1  Source for U.S. Treasury yields: Bloomberg L.P.

2  Source for credit spread data: Barclays

The monthly dividend declared in October 2016 was unchanged at $0.05 per share. The dividend reflects the current level of the Fund's net investment income.

The Fund's investment grade credit exposure was a positive contributor to the Fund's returns, as the credit markets rallied over the 12-month period. Additionally, credit spreads were at historically high levels for a non-recessionary period, leading to performance due to both yield advantages and credit spread tightening. The Fund's emphasis on financial institutions, specifically the banking sector, was particularly advantageous for performance over the reporting period. The Fund has an underweight to industrials, attributable to deteriorating fundamentals and less favorable relative value within the industrials segment of the market. The industrials underweight contributed positively to performance over the period; however, most of this performance was realized by an overweight to the communications sector.

An opportunistic allocation to below investment grade (or high yield) credits also contributed to the Fund's performance. As with the investment grade market, despite volatility over the period, the high yield market benefited from spread tightening and yield advantages that led to positive returns.

Similarly, a small allocation to convertible bonds generated positive performance for the Fund over the period, as equities performed well.

Accommodative policy and low global yields remain supportive of global credit, particularly U.S. credit, and we continue to believe the strong technical environment in global credit markets suggests modest tightening into year-end. We remain cautious, however, as we enter the last quarter of 2016 and continue to observe potential risk factors that may derail the positive momentum and technical support in credit. Challenges in the financial system, weakening credit fundamentals, commodity volatility, and the potential for less central bank support are risks we remain cognizant of. While we continue to monitor these potential risks, we believe the robust technical environment, particularly in the U.S., will continue to dominate the price-action in global credit into year-end.

Despite our favorable outlook on investment grade corporates, we remain cognizant that the business cycle is maturing. Company behavior in later-cycle environments is often tilted in favor of equity holders at the expense of bond holders. As a result, we remain reliant upon our active, value-oriented approach and bottom-up credit research process to help identify the best value opportunities, while avoiding those companies where we believe there is limited scope to earn attractive returns.

Given this outlook, we continue to position the portfolio to be overweight credit risk, particularly in the financial sector, where we believe that the fundamental story remains one of secular de-risking as banks look to shore up their balance sheets, increase liquidity and reduce their risky activities. In the non-financial segment of the investment grade market, the portfolio is underweight.

The portfolio continues to hold small allocations to high yield and convertible bonds, as we believe that both fundamentals and valuations may well compensate investors for bearing risk from these instruments.

The Fund's interest rate positioning, managed with interest rate futures and swaps, had a negative impact on performance as spreads tightened during the period.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 09/30/16
Corporate Bonds	96.0%
Asset-Backed Securities	1.2
U.S. Treasury Securities	1.1
Short-Term Investments	0.9
Variable Rate Senior Loan Interests	0.8
LONG-TERM CREDIT ANALYSIS as of 09/30/16
AAA	2.0%
AA	1.7
A	35.6
BBB	54.1
BB	3.4
B or Below	1.7
Not Rated	1.5

*  Does not include open long/short futures contracts with an underlying face amount of $48,880,484 with net unrealized appreciation of $5,578. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of $182 and does not include open swap agreements with total unrealized depreciation of $57,656.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 231-2608 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (95.0%)
	Basic Materials (3.8%)
$550	Air Liquide Finance SA (France) (a)	2.25%	09/27/23	$552,613
845	Barrick Gold Corp. (Canada)	4.10	05/01/23	912,582
775	Eastman Chemical Co.	3.80	03/15/25	821,814
375	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	379,500
125	Goldcorp, Inc. (Canada)	5.45	06/09/44	135,277
1,050	International Paper Co.	3.00	02/15/27	1,051,104
600	LyondellBasell Industries N.V.	4.625	02/26/55	597,022
495	NOVA Chemicals Corp. (Canada) (a)	5.25	08/01/23	507,994
908	Southern Copper Corp. (Mexico)	7.50	07/27/35	1,074,780
690	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	674,130
				6,706,816
	Communications (16.3%)
625	21st Century Fox America, Inc.	6.15	02/15/41	795,591
670	21st Century Fox America, Inc.	6.40	12/15/35	861,452
900	Alibaba Group Holding Ltd. (China)	2.50	11/28/19	919,401
350	Amazon.com, Inc.	3.80	12/05/24	388,617
200	Amazon.com, Inc.	4.95	12/05/44	244,714
3,444	AT&T, Inc. (a)	4.50	03/09/48	3,476,491
425	AT&T, Inc. (a)	4.55	03/09/49	428,527
700	AT&T, Inc.	5.15	03/15/42	762,308
400	Baidu, Inc. (China)	2.75	06/09/19	410,459
225	CBS Corp.	4.60	01/15/45	231,805
350	CBS Corp.	4.90	08/15/44	373,375
2,350	Charter Communications Operating LLC/ Charter Communications Operating Capital (a)	4.908	07/23/25	2,596,750
550	Charter Communications Operating LLC/ Charter Communications Operating Capital (a)	6.484	10/23/45	667,507
450	CSC Holdings LLC (a)	5.50	04/15/27	461,250
376	Ctrip.com International Ltd. (China)	1.25	10/15/18	485,745
620	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	965,948
550	eBay, Inc.	2.50	03/09/18	557,973
410	Empresa Nacional de Telecomunicaciones SA (Chile) (a)	4.75	08/01/26	416,563
410	Netflix, Inc.	5.50	02/15/22	443,312
350	Omnicom Group, Inc.	3.60	04/15/26	370,641
555	Omnicom Group, Inc.	3.625	05/01/22	595,282
131	Omnicom Group, Inc.	3.65	11/01/24	139,444
900	Ooredoo International Finance Ltd. (Qatar) (a)	3.25	02/21/23	923,672
400	Orange SA (France)	2.75	02/06/19	411,277

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$375	Orange SA (France)	9.00%		03/01/31	$599,731
525	Priceline Group, Inc. (The)	0.90		09/15/21	565,031
750	Telefonica Europe BV (Spain)	8.25		09/15/30	1,095,469
335	Telstra Corp., Ltd. (Australia) (a)	3.125		04/07/25	351,478
1,315	Time Warner, Inc.	7.70		05/01/32	1,874,547
550	Twitter, Inc.	0.25		09/15/19	530,750
1,953	Verizon Communications, Inc.	4.672		03/15/55	2,063,835
2,003	Verizon Communications, Inc.	5.012		08/21/54	2,221,692
575	Viacom, Inc.	5.85		09/01/43	650,810
650	Vodafone Group PLC (United Kingdom)	4.375		02/19/43	653,667
254	Yahoo!, Inc.	0.00	(b)	12/01/18	261,303
					28,796,417
	Consumer, Cyclical (9.0%)
250	American Airlines Pass-Through Trust	3.20		06/15/28	256,588
361	American Airlines Pass-Through Trust	4.00		07/15/25	384,501
425	Aramark Services, Inc. (a)	4.75		06/01/26	428,188
631	British Airways Pass-Through Trust (United Kingdom) (a)	4.625		06/20/24	677,265
540	Daimler Finance North America LLC (Germany)	8.50		01/18/31	879,403
850	Delphi Automotive PLC (United Kingdom)	3.15		11/19/20	880,950
500	Dollar General Corp.	3.25		04/15/23	516,940
925	Ford Motor Co.	4.75		01/15/43	961,936
550	Ford Motor Credit Co., LLC	3.096		05/04/23	554,734
300	Ford Motor Credit Co., LLC	3.20		01/15/21	308,293
950	General Motors Co.	6.60		04/01/36	1,146,325
305	General Motors Financial Co., Inc.	4.30		07/13/25	314,790
166	Hanesbrands, Inc. (a)	4.625		05/15/24	171,188
259	Hanesbrands, Inc. (a)	4.875		05/15/26	266,123
500	McDonald's Corp., MTN	2.20		05/26/20	510,262
425	McDonald's Corp., MTN	3.70		01/30/26	458,120
225	McDonald's Corp., MTN	4.60		05/26/45	253,515
1,325	Newell Brands, Inc.	3.85		04/01/23	1,412,401
675	Restoration Hardware Holdings, Inc. (a)	0.00	(b)	06/15/19	585,562
475	Tesla Motors, Inc.	0.25		03/01/19	432,844
597	Toll Brothers Finance Corp.	0.50		09/15/32	588,418
425	Under Armour, Inc.	3.25		06/15/26	428,735
834	United Airlines Pass-Through Trust, Class A	4.30		08/15/25	910,642
525	Volkswagen Group of America Finance LLC (Germany) (a)	2.40		05/22/20	528,704
225	Walgreen Co.	4.40		09/15/42	234,696
400	Walgreens Boots Alliance, Inc.	3.45		06/01/26	416,081
225	Walgreens Boots Alliance, Inc.	3.80		11/18/24	241,935

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$745	Wesfarmers Ltd. (Australia) (a)	1.874%		03/20/18	$746,927
425	ZF North America Capital, Inc. (Germany) (a)	4.50		04/29/22	452,255
					15,948,321
	Consumer, Non-Cyclical (11.8%)
925	AbbVie, Inc.	3.20		05/14/26	938,314
300	AbbVie, Inc.	3.60		05/14/25	314,145
375	AbbVie, Inc.	4.40		11/06/42	391,736
325	AbbVie, Inc.	4.70		05/14/45	351,357
915	Actavis Funding SCS	4.75		03/15/45	1,004,487
400	Albea Beauty Holdings SA (a)	8.375		11/01/19	418,500
415	Altria Group, Inc.	5.375		01/31/44	524,555
924	Amgen, Inc. (a)	4.663		06/15/51	991,920
400	Anheuser-Busch InBev Finance, Inc. (Belgium)	4.90		02/01/46	477,884
475	Baxalta, Inc.	5.25		06/23/45	563,287
415	Becton Dickinson and Co.	3.734		12/15/24	450,851
675	Boston Scientific Corp.	3.85		05/15/25	719,575
270	BRF SA (Brazil) (a)	3.95		05/22/23	266,625
1,075	Celgene Corp.	3.875		08/15/25	1,151,512
325	Cencosud SA (Chile) (a)	6.625		02/12/45	348,927
780	Experian Finance PLC (United Kingdom) (a)	2.375		06/15/17	783,885
275	Express Scripts Holding Co.	4.50		02/25/26	302,199
75	Gilead Sciences, Inc.	4.50		02/01/45	80,285
400	Grupo Bimbo SAB de CV (Mexico) (a)	3.875		06/27/24	415,922
425	HCA, Inc.	4.75		05/01/23	444,125
507	Illumina, Inc.	0.00	(b)	06/15/19	527,280
250	Kellogg Co.	3.25		04/01/26	261,312
425	Kraft Heinz Foods Co.	6.50		02/09/40	572,365
585	Kraft Heinz Foods Co.	6.875		01/26/39	814,658
425	Mallinckrodt International Finance SA/ Mallinckrodt CB LLC (a)	5.50		04/15/25	405,875
425	Mead Johnson Nutrition Co.	3.00		11/15/20	443,071
1,075	Molson Coors Brewing Co.	2.10		07/15/21	1,086,102
1,000	Mylan N.V. (a)	3.95		06/15/26	1,009,511
175	Reynolds American, Inc.	5.85		08/15/45	228,406
60	RR Donnelley & Sons Co.	7.875		03/15/21	65,850
585	Sigma Alimentos SA de CV (Mexico) (a)	5.625		04/14/18	619,924
475	Teva Pharmaceutical Finance Netherlands III BV (Israel)	3.15		10/01/26	478,215
400	Teva Pharmaceutical Finance Netherlands III BV (Israel)	4.10		10/01/46	399,814
350	Transurban Finance Co., Pty Ltd. (Australia) (a)	3.375		03/22/27	353,397

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

PRINCIPAL AMOUNT (000)				COUPON RATE	MATURITY DATE	VALUE
$415	Transurban Finance Co., Pty Ltd. (Australia) (a)			4.125%	02/02/26	$445,650
300	Tyson Foods, Inc.			2.65	08/15/19	307,825
325	Tyson Foods, Inc.			4.875	08/15/34	360,794
500	Whole Foods Market, Inc. (a)			5.20	12/03/25	544,024
990	WM Wrigley Jr. Co. (a)			2.90	10/21/19	1,025,010
						20,889,174
	Diversified (0.1%)
200	Alfa SAB de CV (Mexico) (a)			5.25	03/25/24	213,500
	Energy (9.1%)
175	Anadarko Petroleum Corp.			5.55	03/15/26	198,119
600	Anadarko Petroleum Corp.			6.20	03/15/40	688,472
325	Anadarko Petroleum Corp.			6.45	09/15/36	380,824
900	APT Pipelines Ltd. (Australia) (a)			4.20	03/23/25	932,996
215	BG Energy Capital PLC (United Kingdom) (a)			5.125	10/15/41	244,650
675	Buckeye Partners LP			4.15	07/01/23	688,560
465	Carrizo Oil & Gas, Inc.			6.25	04/15/23	462,675
400	Cimarex Energy Co.			5.875	05/01/22	418,932
212	DCP Midstream LLC (a)			5.35	03/15/20	218,360
625	Enable Midstream Partners LP			3.90	05/15/24	583,773
375	Endeavor Energy Resources LP/EER Finance, Inc. (a)			7.00	08/15/21	387,188
569	Energy Transfer Partners LP			6.125	12/15/45	596,330
775	Energy Transfer Partners LP			6.50	02/01/42	810,918
300	Ensco PLC			5.75	10/01/44	184,706
1,400	Enterprise Products Operating LLC			5.95	02/01/41	1,627,143
205	Hess Corp.			6.00	01/15/40	210,144
175	Hilcorp Energy I LP/Hilcorp Finance Co. (a)			5.00	12/01/24	168,438
300	Hilcorp Energy I LP/Hilcorp Finance Co. (a)			5.75	10/01/25	300,000
875	Kinder Morgan Energy Partners LP			5.00	03/01/43	825,948
1,025	Kinder Morgan, Inc.			3.05	12/01/19	1,048,173
200	Kinder Morgan, Inc.			5.55	06/01/45	205,916
475	Kinder Morgan, Inc. (a)			5.625	11/15/23	524,456
400	MP	LX	LP	4.00	02/15/25	394,893
525	Noble Energy, Inc.			5.05	11/15/44	520,256
275	Phillips 66			5.875	05/01/42	346,336
125	Phillips 66 Partners LP			4.68	02/15/45	118,886
365	Plains All American Pipeline LP/PAA Finance Corp.			6.70	05/15/36	396,827
275	Rowan Cos., Inc.			5.85	01/15/44	191,813
600	Spectra Energy Capital LLC			7.50	09/15/38	748,207
350	Williams Partners LP			6.30	04/15/40	386,011

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

PRINCIPAL AMOUNT (000)				COUPON RATE	MATURITY DATE	VALUE
$600	Williams Partners LP/ACMP Finance Corp.			4.875%	05/15/23	$607,619
700	Woodside Finance Ltd. (Australia) (a)			3.70	09/15/26	705,101
						16,122,670
	Finance (30.8%)
700	ABN Amro Bank N.V. (Netherlands) (a)			4.75	07/28/25	737,881
495	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands)			3.75	05/15/19	506,756
375	Air Lease Corp.			3.375	06/01/21	389,940
375	Alexandria Real Estate Equities, Inc.			3.95	01/15/27	393,154
400	Ally Financial, Inc.			4.25	04/15/21	408,500
550	American Campus Communities Operating Partnership LP			3.75	04/15/23	576,283
450	American International Group, Inc.			4.50	07/16/44	460,198
400	American International Group, Inc.			4.875	06/01/22	450,619
465	American Tower Corp.			3.50	01/31/23	485,713
525	AvalonBay Communities, Inc., Series G			2.95	05/11/26	525,700
325	Bank of America Corp.			7.75	05/14/38	472,670
1,925	Bank of America Corp., MTN			4.00	04/01/24	2,077,774
935	Bank of America Corp., MTN			4.00	01/22/25	970,729
700	Bank of America Corp., MTN			4.20	08/26/24	742,508
317	Bank of America Corp., MTN			4.25	10/22/26	337,007
225	Bank of America Corp., MTN			4.75	04/21/45	241,143
325	Bank of America Corp., Series G			3.50	04/19/26	338,428
775	BBVA Bancomer SA (Mexico) (a)			6.50	03/10/21	849,594
525	BNP Paribas SA (France) (a)			4.375	05/12/26	543,984
550	Boston Properties LP			3.65	02/01/26	582,832
185	Boston Properties LP			3.80	02/01/24	198,077
825	BP	CE	SA (France) (a)	5.15	07/21/24	869,168
675	Brixmor Operating Partnership LP			4.125	06/15/26	700,913
280	Brookfield Asset Management, Inc. (Canada)			5.80	04/25/17	286,354
600	Brookfield Finance, Inc. (Canada)			4.25	06/02/26	620,884
1,750	Capital One Bank USA NA			3.375	02/15/23	1,800,312
375	Capital One Financial Corp.			2.45	04/24/19	383,400
525	Chubb INA Holdings, Inc.			3.35	05/15/24	559,155
1,975	Citigroup, Inc.			3.70	01/12/26	2,088,566
800	Citigroup, Inc.			4.45	09/29/27	839,000
1,110	Citigroup, Inc.			5.50	09/13/25	1,268,161
220	Citigroup, Inc.			6.675	09/13/43	290,518
475	Citizens Bank NA, MTN			2.55	05/13/21	483,970
385	CNA Financial Corp.			7.35	11/15/19	444,519
750	Cooperatieve Rabobank UA (Netherlands)			3.95	11/09/22	787,272

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$625	Credit Agricole SA (France) (a)	3.875%		04/15/24	$681,853
310	Credit Agricole SA (France) (a)	7.875	(c)	01/23/24(d)	311,358
650	Credit Suisse Group Funding Guernsey Ltd. (Switzerland) (a)	4.55		04/17/26	683,811
500	Crown Castle International Corp.	3.40		02/15/21	523,793
475	Crown Castle International Corp.	4.45		02/15/26	522,666
250	CubeSmart LP	3.125		09/01/26	249,422
320	Discover Bank	7.00		04/15/20	365,224
420	Discover Financial Services	3.85		11/21/22	436,293
375	Discover Financial Services	3.95		11/06/24	384,520
138	ERP Operating LP	4.625		12/15/21	155,103
500	Express Scripts Holding Co.	3.50		06/15/24	522,077
450	Extra Space Storage LP (a)	3.125		10/01/35	486,844
375	Federal Realty Investment Trust	3.625		08/01/46	368,003
300	First Republic Bank	2.375		06/17/19	302,447
1,375	Five Corners Funding Trust (a)	4.419		11/15/23	1,487,115
550	General Motors Financial Co., Inc.	4.375		09/25/21	588,085
1,495	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,909,474
350	Goldman Sachs Group, Inc. (The), MTN	4.80		07/08/44	395,213
1,100	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,289,433
795	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	851,678
400	Healthcare Trust of America Holdings LP	3.70		04/15/23	414,418
435	Hospitality Properties Trust	5.25		02/15/26	460,804
440	HSBC Holdings PLC (United Kingdom)	4.25		03/14/24	454,579
180	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	229,498
350	ING Bank N.V. (Netherlands) (a)	5.80		09/25/23	391,793
200	ING Groep N.V. (Netherlands)	6.00	(c)	04/16/20(d)	194,875
450	Intesa Sanpaolo SpA (Italy) (a)	5.71		01/15/26	424,768
1,650	JPMorgan Chase & Co.	4.125		12/15/26	1,764,244
825	LeasePlan Corp. N.V. (Netherlands) (a)	2.875		01/22/19	833,276
325	Liberty Mutual Group, Inc. (a)	4.85		08/01/44	339,850
425	Lincoln National Corp.	7.00		06/15/40	548,865
500	Lloyds Banking Group PLC (United Kingdom)	3.10		07/06/21	511,414
365	Macquarie Bank Ltd. (Australia) (a)	6.625		04/07/21	420,740
200	Massachusetts Mutual Life Insurance Co. (a)	4.50		04/15/65	197,219
150	MetLife, Inc.	5.70		06/15/35	181,839
400	Nationwide Building Society (United Kingdom) (a)	3.90		07/21/25	432,844
750	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	852,230
500	PNC Financial Services Group, Inc. (The)	3.90		04/29/24	536,833
850	Protective Life Corp.	7.375		10/15/19	980,823

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$790	Prudential Financial, Inc.	5.625	(c)%	06/15/43	$853,239
285	Prudential Financial, Inc., MTN	6.625		12/01/37	368,030
550	Realty Income Corp.	3.25		10/15/22	569,334
250	Realty Income Corp.	4.65		08/01/23	275,978
875	Royal Bank of Scotland Group PLC (United Kingdom)	3.875		09/12/23	862,290
350	Santander UK Group Holdings PLC (United Kingdom)	3.125		01/08/21	356,932
850	Santander UK PLC (United Kingdom) (a)	5.00		11/07/23	888,723
975	Standard Chartered PLC (United Kingdom) (a)	2.10		08/19/19	975,287
450	TD Ameritrade Holding Corp.	3.625		04/01/25	483,606
750	Toronto-Dominion Bank (The) (Canada)	3.625	(c)	09/15/31	753,364
475	WEA Finance LLC/Westfield UK & Europe Finance PLC (a)	3.25		10/05/20	495,344
525	Weingarten Realty Investors	3.375		10/15/22	540,970
284	Wells Fargo & Co.	5.606		01/15/44	340,034
225	Wells Fargo & Co., MTN	4.10		06/03/26	238,999
					54,399,136
	Industrials (4.8%)
750	Brambles USA, Inc. (Australia) (a)	4.125		10/23/25	799,799
385	Burlington Northern Santa Fe LLC	4.55		09/01/44	446,853
370	CEVA Group PLC (United Kingdom) (a)	7.00		03/01/21	301,550
460	CRH America, Inc. (Ireland)	8.125		07/15/18	509,072
500	FedEx Corp.	3.20		02/01/25	526,133
400	Harris Corp.	4.854		04/27/35	440,741
810	Heathrow Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	885,955
625	Koninklijke Philips N.V. (Netherlands)	3.75		03/15/22	677,012
150	L-3 Communications Corp.	1.50		05/28/17	150,137
1,575	Lockheed Martin Corp.	3.55		01/15/26	1,705,232
340	MasTec, Inc.	4.875		03/15/23	337,450
275	Ryder System, Inc., MTN	2.65		03/02/20	280,793
525	Thermo Fisher Scientific, Inc.	2.95		09/19/26	522,139
500	Thermo Fisher Scientific, Inc.	4.15		02/01/24	544,120
300	Tyco International Finance SA	3.90		02/14/26	327,657
					8,454,643
	Technology (1.6%)
500	Citrix Systems, Inc.	0.50		04/15/19	567,813
675	Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a)	8.10		07/15/36	795,565
425	Hewlett Packard Enterprise Co. (a)	4.90		10/15/25	454,417
675	Lam Research Corp.	3.90		06/15/26	704,226
313	Nuance Communications, Inc.	2.75		11/01/31	315,543
					2,837,564

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Utilities (7.7%)
$325	Appalachian Power Co.	3.40%		06/01/25	$346,908
325	Appalachian Power Co.	7.00		04/01/38	448,372
300	Black Hills Corp.	3.15		01/15/27	303,486
295	CMS Energy Corp.	5.05		03/15/22	336,921
170	CMS Energy Corp.	6.25		02/01/20	193,863
400	Duke Energy Corp.	2.10		06/15/18	404,759
450	Duke Energy Corp.	2.65		09/01/26	442,525
370	EDP Finance BV (Portugal) (a)	5.25		01/14/21	401,225
350	Enel Finance International N.V. (Italy) (a)	6.00		10/07/39	424,681
210	Enel SpA (Italy) (a)	8.75	(c)	09/24/73	245,963
325	Entergy Arkansas, Inc.	3.50		04/01/26	352,783
300	Entergy Gulf States Louisiana LLC	6.00		05/01/18	319,943
2,400	Exelon Generation Co., LLC	4.00		10/01/20	2,565,487
381	Fermaca Enterprises S de RL de CV (Mexico) (a)	6.375		03/30/38	392,929
475	Fortis, Inc. (Canada) (a)	2.10		10/04/21	473,820
250	GNL Quintero SA (Chile) (a)	4.634		07/31/29	263,125
875	Jersey Central Power & Light Co. (a)	4.70		04/01/24	959,573
150	Monongahela Power Co. (a)	5.40		12/15/43	190,179
350	Oncor Electric Delivery Co., LLC	2.95		04/01/25	364,089
350	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	356,586
540	Puget Energy, Inc.	6.50		12/15/20	627,320
900	Sempra Energy	3.55		06/15/24	952,300
650	Southern Power Co., Series 15B	2.375		06/01/20	663,021
23	Toledo Edison Co. (The)	7.25		05/01/20	26,122
845	TransAlta Corp. (Canada)	4.50		11/15/22	832,353
350	WEC Energy Group, Inc.	3.55		06/15/25	376,428
300	Xcel Energy, Inc.	3.30		06/01/25	317,062
					13,581,823
	Total Corporate Bonds (Cost $158,328,705)				167,950,064
	Asset-Backed Securities (1.2%)
	CVS Pass-Through Trust
1,062		6.036		12/10/28	1,234,053
690	(a)	8.353		07/10/31	923,330
	Total Asset-Backed Securities (Cost $1,762,850)				2,157,383
	U.S. Treasury Security (1.1%)
1,956	U.S. Treasury Inflation Indexed Bond (Cost $1,936,703)	0.25		01/15/25	1,993,414

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (0.8%)
	Basic Materials (0.2%)
$392	FMG Resources August 2006 Pty Ltd., Term B (Australia)	3.75%	06/30/19	$391,989
	Consumer, Cyclical (0.3%)
202	Graton Economic Development Authority, Term B	4.75	07/28/22	203,026
372	Navistar International Corp., Term B	6.50	08/17/17	373,701
				576,727
	Industrials (0.3%)
415	Gates Global, Inc., Term B	4.25	07/05/21	409,267
	Total Variable Rate Senior Loan Interests (Cost $1,334,837)			1,377,983
	Short-Term Investment (0.8%)
	U.S. Treasury Security
1,505	U.S. Treasury Bill (e)(f) (Cost $1,502,107)	0.406	03/23/17	1,502,049
	Total Investments (Cost $164,865,202) (g)(h)		98.9%	174,980,893
	Other Assets in Excess of Liabilities		1.1	1,869,898
	Net Assets		100.0%	$176,850,791

  MTN  Medium Term Note.

  (a)  144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Capital appreciation bond.

  (c)  Variable/Floating Rate Security – Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2016.

  (d)  Perpetual – One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2016.

  (e)  Rate shown is the yield to maturity at September 30, 2016.

  (f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (g)  Securities are available for collateral in connection with purchase of open foreign currency forward exchange contracts, futures contracts and swap agreements.

  (h)  At September 30, 2016, the aggregate cost for federal income tax purposes is $165,175,467. The aggregate gross unrealized appreciation is $10,751,089 and the aggregate gross unrealized depreciation is $945,663 resulting in net unrealized appreciation of $9,805,426.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

Foreign Currency Forward Exchange Contracts Open at September 30, 2016:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Chase Bank NA		$5,224	HKD	40,500	10/05/16	$(2)
UBS AG	EUR	69,001		$77,425	10/05/16	(91)
UBS AG	HKD	40,500		$5,222	10/05/16	1
UBS AG		$77,606	EUR	69,001	10/05/16	(90)
Net Unrealized Depreciation						$(182)

Futures Contracts Open at September 30, 2016:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
115	Long	U.S. Treasury 5 yr. Note, Dec-16	$13,974,297	$15,023
34	Long	U.S. Treasury 2 yr. Note, Dec-16	7,427,937	719
11	Long	U.S. Treasury Long Bond, Dec-16	1,849,719	(25,000)
6	Short	U.S. Treasury Ultra Bond, Dec-16	(1,103,250)	(10,688)
76	Short	U.S. Treasury 10 yr. Note, Dec-16	(9,965,500)	9,555
101	Short	U.S. Treasury 10 yr. Ultra Long Bond, Dec-16	(14,559,781)	15,969
		Net Unrealized Appreciation		$5,578

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2016 continued

Credit Default Swap Agreements Open at September 30, 2016:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(Unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$795	1.00%	3/20/19	$(31,348)	$15,258	$(16,090)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.HY.26	Buy	3,350	5.00	6/20/21	(26,308)	(151,085)	(177,393)	NR
Total Credit Default Swaps		$4,145			$(57,656)	$(135,827)	$(193,483)

  NR  Not rated.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

Currency Abbreviations

EUR   Euro.

HKD   Hong Kong Dollar.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements

Statement of Assets and Liabilities

September 30, 2016

Assets:
Investments in securities, at value (cost $164,865,202)	$174,980,893
Unrealized appreciation on open foreign currency forward exchange contracts	1
Cash (including foreign currency valued at $1 with a cost of $1)	451,612
Receivable for:
Interest	1,835,760
Investments sold	79,356
Variation margin on open futures contracts	74,903
Premium paid on open swap agreements	15,258
Prepaid expenses and other assets	126,413
Total Assets	177,564,196
Liabilities:
Unrealized depreciation on open swap agreement	31,348
Unrealized depreciation on open foreign currency forward exchange contracts	183
Payable for:
Investments purchased	473,789
Advisory fee	60,740
Variation margin on open swap agreement	19,422
Administration fee	11,569
Transfer and sub transfer agent fees	3,943
Accrued expenses and other payables	112,411
Total Liabilities	713,405
Net Assets	$176,850,791
Composition of Net Assets:
Paid-in-capital	$169,482,291
Net unrealized appreciation	10,063,431
Accumulated undistributed net investment income	854,087
Accumulated net realized loss	(3,549,018)
Net Assets	$176,850,791
Net Asset Value Per Share
8,963,335 shares outstanding (15,000,000 shares authorized of $0.01 par value)	$19.73

Statement of Operations

For the year ended September 30, 2016

Net Investment Income:
Interest Income (net of $115 foreign withholding tax)	$7,559,122
Expenses
Advisory fee (Note 4)	715,287
Administration fee (Note 4)	136,245
Professional fees	99,978
Shareholder reports and notices	39,514
Transfer and sub transfer agent fees	22,563
Custodian fees	14,929
Directors' fees and expenses	2,959
Other	263,163
Total Expenses	1,294,638
Less: Reimbursement of Custodian Fees (Note 10)	(59,392)
Net Expenses	1,235,246
Net Investment Income	6,323,876
Realized and Unrealized Gain (Loss): Realized Loss on:
Investments	(1,886,338)
Futures contracts	(1,151,915)
Swap agreements	(304,062)
Foreign currency forward exchange contracts	(277)
Foreign currency translation	(1,486)
Net Realized Loss	(3,344,078)
Change in Unrealized Appreciation (Depreciation) on:
Investments	12,609,387
Futures contracts	77,344
Swap agreements	83,244
Foreign currency forward exchange contracts	426
Net Change in Unrealized Appreciation (Depreciation)	12,770,401
Net Gain	9,426,323
Net Increase	$15,750,199

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2016	FOR THE YEAR ENDED SEPTEMBER 30, 2015
Increase (Decrease) in Net Assets: Operations:
Net investment income	$6,323,876	$6,037,396
Net realized gain (loss)	(3,344,078)	4,144,946
Net change in unrealized appreciation (depreciation)	12,770,401	(11,799,959)
Net Increase (Decrease)	15,750,199	(1,617,617)
Dividends and Distributions to Shareholders from:
Net investment income	(6,064,295)	(5,216,884)
Net realized gain	(4,071,012)	(479,538)
Total Dividends and Distributions	(10,135,307)	(5,696,422)
Net Increase (Decrease)	5,614,892	(7,314,039)
Net Assets:
Beginning of period	171,235,899	178,549,938
End of Period (Including accumulated undistributed net investment income of $854,087 and $608,361)	$176,850,791	$171,235,899

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2016

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets; (3) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; and (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE").

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2016 continued

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2016 continued

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

D. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

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Notes to Financial Statements  ■  September 30, 2016 continued

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

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Notes to Financial Statements  ■  September 30, 2016 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$167,950,064	$—	$167,950,064
Asset-Backed Securities	—	2,157,383	—	2,157,383
U.S. Treasury Security	—	1,993,414	—	1,993,414
Variable Rate Senior Loan Interests	—	1,377,983	—	1,377,983
Total Fixed Income Securities	—	173,478,844	—	173,478,844
Short-Term Investment
U.S. Treasury Security	—	1,502,049	—	1,502,049
Foreign Currency Forward Exchange Contract	—	1	—	1
Futures Contracts	41,266	—	—	41,266
Total Assets	41,266	174,980,894	—	175,022,160
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(183)	—	(183)
Futures Contracts	(35,688)	—	—	(35,688)
Credit Default Swap Agreements	—	(57,656)	—	(57,656)
Total Liabilities	(35,688)	(57,839)	—	(93,527)
Total	$5,578	$174,923,055	$—	$174,928,633

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2016, the Fund did not have any investments transfer between investment levels.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2016 continued

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence

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Notes to Financial Statements  ■  September 30, 2016 continued

of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures  A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2016 continued

than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2016 continued

to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2016.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$41,266	(a)	Variation margin on open futures contracts	$(35,688	)(a)
Credit Risk	Unrealized appreciation on open swap agreement	—		Unrealized depreciation on open swap agreement	(31,348)
	Variation margin on open swap agreement	—		Variation margin on open swap agreement	(26,308	)(a)
Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contract	1		Unrealized depreciation on open foreign currency forward exchange contract	(183)
		$41,267			$(93,527)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2016 continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2016 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Interest Rate Risk	$(1,151,915)	$—	$(218,595)
Credit Risk	—	—	(85,467)
Foreign Currency Risk	—	(277)	—
Total	$(1,151,915)	$(277)	$(304,062)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Interest Rate Risk	$77,344	$—	$268,324
Credit Risk	—	—	(185,080)
Foreign Currency Risk	—	426	—
Total	$77,344	$426	$83,244

At September 30, 2016, the Fund's derivative assets and liabilities are as follows:

  GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES (b)	ASSETS (c)	LIABILITIES (c)
Foreign Currency Forward Exchange Contracts	$1	$(183)
Swap Agreement	—	(31,348)
Total	$1	$(31,531)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties,

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Notes to Financial Statements  ■  September 30, 2016 continued

including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

  GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
UBS AG	$1	$(1)	$—	$—

  GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITIES DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$31,348	$—	$—	$31,348
JPMorgan Chase Bank NA	2	—	—	2
UBS AG	181	(1)	—	180
Total	$31,531	$(1)	$—	$31,530

For the year ended September 30, 2016, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$553,044
Futures Contracts:
Average monthly original value	$55,470,844
Swap Agreements:
Average monthly notional amount	$5,601,458

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2016 continued

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the Fund: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million. For the year ended September 30, 2016, the advisory fee rate was equivalent to an annual effective rate of 0.42% of the Fund's average weekly net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2016, aggregated $61,200,927 and $65,346,826, respectively. Included in the aforementioned are purchases of U.S. Government securities of $1,903,920 and there were no sales of U.S. Government securities.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2016, included in "Directors' fees and expenses" in the Statement of Operations amounted to $2,781. At September 30, 2016, the Fund had an accrued pension liability of $54,289, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2016, the Fund did not engage in any cross-trade transactions.

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Notes to Financial Statements  ■  September 30, 2016 continued

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value ("NAV") of the Fund.

6. Capital Stock

As permitted by the Fund's offering prospectus, on December 12, 1995, the Fund commenced a share repurchase program for the purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the year ended September 30, 2016, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 3,237,183 of its shares at an average discount of 8.86% from net asset value per share. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

7. Dividends

The Fund declared the following dividends from net investment income subsequent to September 30, 2016:

DECLARATION DATE	AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
October 11, 2016	$.050	October 21, 2016	October 28, 2016
November 8, 2016	$.050	November 18, 2016	November 25, 2016

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are

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Notes to Financial Statements  ■  September 30, 2016 continued

earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 DISTRIBUTIONS PAID FROM:		2015 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$6,204,590	$3,930,717	$5,369,341	$327,081

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments, nondeductible expenses and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the components of net assets at September 30, 2016:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(13,855)	$187,693	$(173,838)

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Notes to Financial Statements  ■  September 30, 2016 continued

At September 30, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$862,187	$—

At September 30, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of $1,181,867 and long-term capital losses of $2,056,669 that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

9. Other

At September 30, 2016, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 23.1%.

10. Custodian Fees Reimbursement

State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Fund in September 2016 as a reimbursement. State Street reimbursed the Fund directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations.

Morgan Stanley Income Securities Inc.

Financial Highlights

Select ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2016(1)		2015	2014	2013	2012
Selected Per Share Data:
Net asset value, beginning of period	$19.10		$19.92	$18.94	$19.55	$17.95
Income (loss) from investment operations:
Net investment income(2)	0.71		0.67	0.64	0.75	0.78
Net realized and unrealized gain (loss)	1.05		(0.86)	1.04	(0.68)	1.65
Total income (loss) from investment operations	1.76		(0.19)	1.68	0.07	2.43
Less dividends and distributions from:
Net investment income	(0.68)		(0.58)	(0.70)	(0.69)	(0.83)
Net realized gain	(0.45)		(0.05)	—	—	—
Total dividends and distributions	(1.13)		(0.63)	(0.70)	(0.69)	(0.83)
Anti-dilutive effect of share repurchase program	—		—	0.00 (3)	0.01	—
Net asset value, end of period	$19.73		$19.10	$19.92	$18.94	$19.55
Market value, end of period	$18.92		$17.38	$17.85	$16.63	$19.14
Total Investment Return:(4)
Market Value	16.04%		0.89%	11.76%	(9.68)%	16.53%
Ratios to Average Net Assets:
Total expenses	0.73	%(5)	0.72%	0.67%	0.66%	0.63%
Net investment income	3.71	%(5)	3.39%	3.26%	3.86%	4.16%
Supplemental Data:
Net assets, end of period, in thousands	$176,851		$171,236	$178,550	$170,041	$176,500
Portfolio turnover rate	38%		44%	43%	57%	61%

(1)  Refer to Note 10 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005.

(4)  Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

(5)  If the Fund had not received the reimbursement from the custodian, the annualized expenses and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
September 30, 2016	0.76%	3.68%

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Income Securities Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

Morgan Stanley Income Securities Inc.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher than but close to its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was

Morgan Stanley Income Securities Inc.

Investment Advisory Agreement Approval (unaudited) continued

competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key

Morgan Stanley Income Securities Inc.

Investment Advisory Agreement Approval (unaudited) continued

personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Income Securities Inc.

Shareholder Voting Results (unaudited)

On June 21, 2016, an annual meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	Number of Shares
	For	Against	Abstain
Jakki L. Haussler	5,875,173	1,812,622	0
Michael F. Klein	5,869,938	1,817,856	0
Michael E. Nugent	5,886,743	1,801,052	0
W. Allen Reed	5,882,608	1,805,186	0
Nancy C. Everett	5,879,297	1,808,498	0

Morgan Stanley Income Securities Inc.

Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Mikhael Breiterman-Loader, Vice President of the Adviser, Joseph Mehlman, Executive Director of the Adviser and Christian G. Roth, Managing Director of the Adviser.

Mr. Breiterman-Loader has been associated with the Adviser in an investment management capacity since 2009 and began managing the Fund in May 2015. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at

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Investment Policy (unaudited) continued

any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps". The Fund may be either the buyer or the seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no

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Investment Policy (unaudited) continued

benefit from the contract. When the Fund is the seller of a credit default swap contract, typically it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Mortgage Securities

Mortgage securities derive their value from the value of underlying mortgages. Mortgage securities are subject to the risks of price movements in response to changing interest rates and the level of

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Collateralized Mortgage Obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways including "inverse only ("IO")" classes and "inverse IO" classes. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMOs. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss.

Commercial Mortgage-Backed Securities ("CMBS") are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Stripped Mortgage-Backed Securities ("SMBSs") are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Defensive Investing

The Fund may take temporary "defensive" positions in attempting to respond to adverse market, economic, political or other conditions. When the Fund is in a defensive position, the Fund may invest any amount of its assets in cash, cash equivalents or other fixed-income securities in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service

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Investment Policy (unaudited) continued

providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could

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Investment Policy (unaudited) continued

severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the United States, or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

•  Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

•  Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

•  Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im/cef.

•  Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im/cef, calling toll-free (800) 231-2608 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally one week before the

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited) continued

dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws, Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan, please visit morganstanley.com/im/cef or call (800) 231-2608 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.  If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.

2.  If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

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Dividend Reinvestment Plan (unaudited) continued

3.  You may sell your shares through your financial advisor through the Direct Registration System ("DRS"). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-231-2608 or visit morganstanley.com/im/cef.

Morgan Stanley Income Securities Inc.

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

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Privacy Notice (unaudited) continued

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Privacy Notice (unaudited) continued

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:
Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information

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Privacy Notice (unaudited) continued

(Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes A Non-Affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Special Notice to Residents of Vermont
The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

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Privacy Notice (unaudited) continued

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

Special Notice to Residents of California
The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005- November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

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Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

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Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

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Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

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Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Director and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2016.

The Fund designated and paid $3,930,717 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2016

	Registrant		Covered Entities(1)
Audit Fees	$52,309		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$4,500	(3)	$9,000,199	(4)
All Other Fees	$—		$288,825	(5)
Total Non-Audit Fees	$4,500		$9,289,024

Total	$56,809		$9,289,024

2015

	Registrant		Covered Entities(1)
Audit Fees	$52,309		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$4,500	(3)	$7,968,463	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$4,500		$8,180,463

Total	$56,809		$8,180,463

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley Income Securities Inc.

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Christian G. Roth, Managing Director of the Adviser, Joseph Mehlman, Executive Director of the Adviser and Mikhael Breiterman-Loader, Vice President of the Adviser.

Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.  Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008.  Mr. Breiterman-Loader has been associated with the Adviser in an investment management capacity since 2009 and began managing the Fund in May 2015.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The following information is as of September 30, 2016:

Mr. Roth managed 8 other registered investment companies with a total of approximately $967.9 million in assets; 26 pooled investment vehicles other than registered investment companies with a total of approximately $4.0 billion in assets; and 50 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $16.1 billion in assets.

Mr. Mehlman managed 4 other registered investment companies with a total of approximately $574.3 million in assets; 13 pooled investment vehicles other than registered investment companies with a total of approximately $1.3 billion in assets; and 44 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $12.7 billion in assets.

Mr. Breiterman-Loader managed 2 other registered investment companies with a total of approximately $152.8 million in assets; 6 pooled investment vehicles other than registered investment companies with a total of approximately $836.2 million in assets; and 9 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.8 billion in assets.

Because the portfolio managers manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio managers may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as a deferred cash award under the Investment Management Alignment Plan (IMAP), as an equity-based award or as a deferred incentive compensation award under another Firm compensation plan. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

•                  A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•                  IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Deferred incentive awards granted under IMAP are notionally invested in referenced funds advised by the Adviser or its affiliates.  Portfolio managers must notionally invest at least 25% of their IMAP award in a combination of the designated funds managed by the PM that are included in the IMAP notional investment menu.

•                  Deferred compensation awards are typically subject to vesting over a multi-year period and are cancellable in the event the employee terminates employment prior to the vesting date (other than for reasons of death, disability, retirement and involuntary termination not involving a cancellation event).  Prior to distribution, deferred compensation awards are also subject to cancellation and clawback in the event the employee engages in certain proscribed behavior, including, without limitation, if the employee engages in “cause” (i.e., any act or omission that constitutes a breach of obligation to the Firm, including failure to comply with internal compliance, ethics or risk management standards and failure or refusal to perform duties satisfactorily, including supervisory and management duties) and if the employee takes any action, or fails to take any action (including with respect to direct supervisory responsibilities) where such action or omissions: causes a restatement of the Firm’s consolidated financial results; constitutes a violation of the Firm’s Global Risk Management Principles, Policies and Standards; or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eligibility for, and the amount of any, incentive compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•                  Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

•                  Revenue and profitability of the Firm

•                  Return on equity and risk factors of both the business units and Morgan Stanley

•                  Assets managed by the portfolio manager

•                  External market conditions

•                  New business development and business sustainability

•                  Contribution to client objectives

•                  Team, product and/or Investment Management performance

•                  Individual contribution and performance

The Firm has a Global Incentive Compensation Discretion Policy, approved by the CMDS. This policy sets forth standards for the appropriate exercise of managerial discretion in determining the level of incentive compensation to be awarded to an employee. This policy specifically provides that all managers must consider whether an employee managed risk appropriately and effectively managed and supervised the risk control practices of his or her employee reports during the performance year. For the Firm’s material risk takers, managers are required to document their decision making process for discretionary compensation. Managers are trained on these requirements annually and are required to certify compliance with the applicable requirements. The Policy is reviewed at least annually, and updated as needed.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
October 2015			N/A	N/A
November 2015			N/A	N/A
December 2015			N/A	N/A
January 2016			NA	NA
February 2016			NA	NA
March 2016			N/A	N/A
April 2016			N/A	N/A
May 2016			N/A	N/A
June 2016			N/A	N/A
July 2016			N/A	N/A
August 2016			N/A	N/A
September 2016			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 17, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 17, 2016